EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW
Overview
Digital Risk, LLC (“Digital Risk”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by an affiliate of Goldman Sachs Mortgage Company (the “Client”) through bulk purchase(s). The Review included a total of  3  Home Equity Line of Credit (HELOC) residential mortgage loans.  The Review was conducted from October 10, 2018 to April 18, 2024.
Scope of Review
The Review consisted of a sample population of 3 loans consisting of the below scopes.
Scope	Loans Reviewed
Compliance Only	3
Total	3

The sample population was determined and provided by the Client. The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations (“NRSRO(s)”), identified below:

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024

Compliance Review:
1	HELOC COMPLIANCE REVIEW
“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.
1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
Rescission
a)	Failure to provide the right of rescission notice;
b)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c)	errors in the right of rescission notice;
d)	failure to provide the correct form of right of rescission notice;
e)	failure to provide the three (3) business day rescission period; and

f)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

g)	Testing of HELOC initial and account opening disclosures
h)	Review for all applicable material disclosures including but not limited to; HELOC information booklet, affiliated business disclosures and homeownership counseling forms.
2.	TILA
a)	High-cost Mortgage (§§1026.31, 32 and 33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
3.	Other Provisions
a)	Texas:
i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;
b)	Fed/State/Local Predatory Lending:
i.
The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c)	Prepay Penalties and Late Fees:
i.	Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures

The Compliance Review was based on the vintage of the Loan.  In general, Loans will be categorized as “TRID,” “RESPA,” or “Pre-RESPA,” to identify the primary regulatory environment for the Loan.  Digital Risk also reviewed Loans for compliance with additional applicable regulations.

Summary of Results
Final Loan Grades for compliance only loans:
Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	0	$0.00	0.00%
Event Grade B	3	$171,000.00	100.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	3	$171,000.00	100.00%
Credit Results:
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	0	$0.00	0.00%
Event Grade B	3	$171,000.00	100.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	3	$171,000.00	100.00%

Event Grade Definitions
Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.